Exhibit 99.2
Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Third Quarter and YTD 2007 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2007 Expectations Q&A

Third Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2007 2006 Change Gross Written Premiums $504.6 $456.6 10.5% Net Earned Premiums $359.1 $296.4 21.2% Net Investment Income $30.2 $23.8 26.9% Net Income $96.2 $89.9 7.0% After Tax Realized Investment Gain (Loss) $1.8 $(4.5) Loss & LAE Ratio 40.3% 28.6% Expense Ratio 28.2% 30.0% Combined Ratio 68.5% 58.6% Diluted Earnings Per Share $1.30 $1.22 6.6% After Tax Realized Investment Gain (Loss) Per Share $0.02 $(0.06) Weighted Average Shares & Share Equivalents Outstanding 74,057,419 73,480,727

Third Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2007 2006 Net Operating Income $94.4 $94.4 After Tax Realized Investment Gain (Loss) $1.8 $(4.5) Net Income $96.2 $89.9 Diluted Operating Earnings Per Share $1.28 $1.28 After Tax Realized Investment Gain (Loss) Per Share $0.02 $(0.06) Diluted Earnings Per Share $1.30 $1.22 Net Loss and Loss Adjustment Expense Ratio 40.3% 28.6% Acquisition and Underwriting Expense Ratio 28.2% 30.0% Combined Ratio 68.5% 58.6%

Third Quarter Highlights ($'s in millions, except per share data) September 30, 2007 December 31, 2006 % Increase Total Shareholders' Equity $1,446.7 $1,167.3 23.9% Book Value per Share $20.23 $16.48 22.8% Shares Outstanding 71,511,222 70,848,482 0.9% ROE (1) 24.9% 30.1% Return on equity excluding other comprehensive income (loss). September 30, 2007 ROE calculated on trailing twelve months basis.

Third Quarter 2007 Events Financial results for the quarter ended September 30, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $96.2 $1.30 Favorable prior year net loss reserve development $25.7 $0.35 (in millions, except per share data)

Third Quarter 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $7.5 Favorable claims emergence on management liability and professional liability product lines 2005 $11.9 Favorable claims emergence on professional liability and management liability product lines 2004 $9.2 Favorable claims emergence on professional liability, management liability and commercial general liability product lines 2003 $7.4 Favorable claims emergence on professional liability, management liability and commercial general liability product lines 2002 and Prior $3.5 Favorable claims emergence across most product lines Total $39.5

Year-to-Date Highlights ($'s in millions, except share and per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2007 2006 Change Gross Written Premiums $1,297.3 $1,126.0 15.2% Net Earned Premiums $1,015.2 $861.7 17.8% Net Investment Income $85.7 $65.6 30.6% Net Income $256.6 $215.1 19.3% After Tax Net Realized Gain (Loss) $21.2 $(6.4) Loss & LAE Ratio 43.7% 39.1% Expense Ratio 29.6% 29.2% Combined Ratio 73.3% 68.3% Diluted Earnings Per Share $3.46 $2.94 17.7% After Tax Realized Investment Gain (Loss) Per Share $0.29 $(0.09) Weighted Average Shares & Share Equivalents Outstanding 74,180,736 73,187,839

Year-to-Date Highlights ($'s in millions, except per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2007 2006 Net Operating Income $235.4 $221.5 After Tax Realized Investment Gain (Loss) $21.2 $(6.4) Net Income $256.6 $215.1 Diluted Operating Earnings Per Share $3.17 $3.03 After Tax Realized Investment Gain (Loss) Per Share $0.29 $(0.09) Diluted Earnings Per Share $3.46 $2.94 Net Loss and Loss Adjustment Expense Ratio 43.7% 39.1% Acquisition and Underwriting Expense Ratio 29.6% 29.2% Combined Ratio 73.3% 68.3%

Year-To-Date Events Financial results for the nine months ended September 30, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $256.6 $3.46 Favorable prior year net loss reserve development $47.6 $0.64 Net realized investment gains resulting from liquidation of equity securities following the Company's decision to change one of its equity security investment managers $14.4 $0.19 (in millions, except per share data)

Year-To-Date 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $19.8 Favorable claims emergence on commercial property, management liability, professional liability and commercial automobile product lines 2005 $21.3 Favorable claims emergence on professional liability, management liability, commercial general liability and commercial automobile product lines 2004 $13.4 Favorable claims emergence on commercial general liability, professional liability, rental leasing and management liability product lines 2003 $11.5 Favorable claims emergence across most product lines 2002 and Prior $7.2 Favorable claims emergence on commercial general liability, professional liability and management liability product lines Total $73.2

Gross Written Premiums by Segment ($'s in millions) For the Three Months For the Three Months For the Three Months Ended September 30, Ended September 30, Ended September 30, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $425.1 $367.8 15.6% Specialty Lines 68.5 62.6 9.4% Personal Lines 11.0 26.2 (58.0)% Total $504.6 $456.6 10.5%

Gross Written Premiums by Segment ($'s in millions) For the Nine Months For the Nine Months For the Nine Months Ended September 30, Ended September 30, Ended September 30, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $1,058.4 $875.4 20.9% Specialty Lines 189.2 175.1 8.1% Personal Lines 49.7 75.5 (34.2)% Total $1,297.3 $1,126.0 15.2%

Commercial Lines Segment 2001 2002 2003 2004 2005 2006 YTD 2007 QTD 3Q06 QTD 3Q07 316 473 662.3 874 960.3 1169.4 1058.4 367.8 425.1 Gross Written Premiums ($'s in millions) 84.2% of 3rd Quarter 2007 GWP 81.6% of YTD 2007 GWP CAGR 2001-2006 = 29.9% 15.6% Q/Q Growth 20.9% Y/Y Growth

Specialty Lines Segment (Professional Liability) 2001 2002 2003 2004 2005 2006 YTD 2007 QTD 3Q06 QTD 3Q07 79.3 110.2 154.1 184.4 205.3 227.6 189.2 62.6 68.5 13.6% of 3rd Quarter 2007 GWP 14.6% of YTD 2007 GWP CAGR 2001-2006 = 23.5% 9.4% Q/Q Growth 8.1% Y/Y Growth Gross Written Premiums ($'s in millions)

Gross Written Premiums 2001 2002 2003 2004 2005 2006 YTD 2007 QTD 3Q06 QTD 3Q07 Flood 13.4 15.9 20.1 23.9 26.1 31.8 26.7 10 10.3 MHO/HO 64.9 64.6 69.5 89 73.2 64.4 23 16.2 0.7 2.2% of 3rd Quarter 2007 GWP 3.8% of YTD 2007 GWP CAGR 2001-2006 = 4.2% 58.0% Q/Q decrease 34.2% Y/Y decrease Personal Lines Segment ($'s in millions)

High Quality Investment Portfolio Portfolio market value - $2,936.9mm Fixed income securities Average quality AAA Portfolio duration 4.9 years 5.5% taxable equivalent yield Quality long-term growth stocks As of September 30, 2007 Municipal Bonds 0.404 CMO 0.117 MBS 0.209 Other Structured Securities 0.072 Corporate Bonds 0.042 Common Stock 0.121 All Other 0.008 Cash Equivalents 0.027 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Structured Securities Investment Portfolio As of September 30, 2007 CMBS 0.134 Residential Non-Agency 0.098 Residential Agency 0.733 Other 0.011 Auto 0.024 Credit Card 0 CMBS Other Agency Backed Residential Non-Agency Residential Auto Credit Card Total Structured Portfolio - $1,167.8mm 99.8% AAA rated $969mm backed by residential collateral consisting of: $612mm of agency backed MBS (GNMA, FNMA, FHLMC) $243mm of agency backed CMOs (GNMA, FNMA, FHLMC) $78mm of prime non-agency backed loans $27mm of Alt A loans $9mm of subprime loans ALT-A and Subprime loan portfolio: AAA rated first cash flow tranches Weighted average life - 1.8 yrs. Spread across multiple vintages No ratings downgrades No surveillance issues No investment in Collateralized Debt Obligations or Net Interest Margins

Net Investment Income 2001 2002 2003 2004 2005 2006 YTD 2007 QTD 3Q06 QTD 3Q07 32.4 37.5 38.8 43.5 63.7 91.7 85.7 23.8 30.2 ($'s in millions) 5 Year CAGR: 23.1% Effective Tax Rate 30.1% 28.3% 23.4% 20.2% 21.5% 23.6% 22.9% 24.6% 23.1% Q/Q Change 26.9%

Selected Operating Statistics Operating Statistics 3rd Quarter 07 Renewal Retention (Quoted) Commercial Lines -95.0% Specialty Lines -94.0% Rate Changes Commercial Lines -(3.8)% decrease (Q/Q) Specialty Lines -(1.8)% decrease (Q/Q) New Business Growth (Count), excluding Personal Lines Segment and Collector Vehicle Product 3rd QTR: 06 - 11,589 3rd QTR: 07 - 19,443 67.8% increase (1) (1) Including the collector vehicle product, the increase is 152.6%.

Selected Operating Statistics Preferred Agents Total Count - 204 Total GWP Growth - $49.0 million (Q/Q); 33.1% increase Renewal Retention (Quoted) - 95.4% New Business 2007 - $13.4 million (Q/Q); 41.1% increase Employee Statistics Total Employee Count - 1,366 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 12.2%

Drivers of Future Growth National presence - 42 offices / Mixed marketing New product offerings - Complement Core Products Disruption in the industry Regulatory Actions ? Consolidations Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2007 Expectations 2007 Operating EPS Range: $3.95 - $4.02 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $3.5 million (pre-tax) Organic Growth - approximating 15.0% Accident Year Combined Ratio - approximating 80% Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962